Grants and other liabilities	12 Months Ended
Dec. 31, 2020
Grants and other liabilities [Abstract]
Grants and other liabilities
Note 16.- Grants and other liabilities

Grants and other liabilities as of December 31, 2020 and December 31, 2019 are as follows:

	Balance as of December 31,
	2020	2019
Grants	1,028,765	1,087,553
Other liabilities	201,002	571,314
Grant and other non-current liabilities	1,229,767	1,658,867

As of December 31, 2020, the amount recorded in Grants corresponds primarily to the ITC Grant awarded by the U.S. Department of the Treasury to Solana and Mojave for a total amount of $674 million ($707 million as of December 31, 2019), which was primarily used to fully repay the Solana and Mojave short-term tranche of the loan with the Federal Financing Bank. The amount recorded in Grants as a liability is progressively recorded as other income over the useful life of the asset.

The remaining balance of the “Grants” account corresponds to loans with interest rates below market rates for Solana and Mojave for a total amount of $352 million ($379 million as of December 31, 2019). Loans with the Federal Financing Bank guaranteed by the Department of Energy for these projects bear interest at a rate below market rates for these types of projects and terms. The difference between proceeds received from these loans and its fair value, is initially recorded as “Grants” in the consolidated statement of financial position, and subsequently recorded in “Other operating income” starting at the entry into operation of the plants. Total amount of income for these two types of grants for Solana and Mojave is $58.9 million and $59.0 million for the years ended December 31, 2020 and 2019, respectively.

Other liabilities included as of December 31, 2019, the investment from Liberty Interactive Corporation (”Liberty”) made on October 2, 2013 for an original amount of $300 million. The liability was recorded in Grants and other liabilities for a total amount of $380 million as of December 31, 2019 and its current portion was recorded in other current liabilities for $41 million (Note 17). The investment was made in the parent company of the project entity, in exchange for the right to receive a large part of taxable losses and distributions until such time when Liberty reaches a certain rate of return, or the Flip Date. According to the stipulations of IAS 32 and in spite of the fact that the investment of Liberty was in shares, it did not qualify as equity and had been classified as a liability as of December 31, 2019. This liability had been initially valued at fair value, calculated as the present value of expected cash-flows during the useful life of the concession, and was then measured at amortized cost in accordance with the effective interest method, considering the most updated expected future cash-flows.

The Company acquired on August 17, 2020 Liberty´s equity interest in Solana for a total estimated purchase price of approximately $290 million, of which $272 million have already been paid. Total price includes a deferred payment and a performance earn-out based on the average annual net production of the asset in the four calendar years with the highest annual net production during the five calendar years of 2020 through 2024 (Note 1). The difference between the purchase price and the carrying amount of the liability previously recorded resulted in a $145 million gain recorded within the line “Other financial income/(expense), net” in the profit and loss statement (Note 21).

Additionally, other liabilities include $52 million of finance lease liabilities and $88 million of dismantling provision as of December 31, 2020 ($54 million and $60 million as of December 31, 2019, respectively). The increase in the dismantling provision since December 31, 2019 is primarily due to the reduction of the useful life of the CSP plants in Spain, effective September 1, 2020 (Note 6).